UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2026

KADANT INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-11406

Delaware	52-1762325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)
(978) 776-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 2.02. Results of Operations and Financial Condition.

The reconciliation schedule prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which reconciles the non-GAAP financial measures to the most directly comparable GAAP financial measures and is included in Exhibit 99 to this Current Report on Form 8-K, is incorporated herein by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On February 19, 2026, Kadant Inc. (the “Company,” “we,” or “our”) announced during its fourth quarter and full-year fiscal 2025 earnings webcast that it will prospectively use a new methodology for calculating adjusted operating income, adjusted net income, and adjusted earnings per share (“adjusted EPS”) (collectively, the “non-GAAP financial measures”) to exclude the full impact of amortization expense related to acquired intangible assets. Previously, the Company excluded only amortization expense related to acquired backlog, which is amortized relatively quickly in the post-acquisition period.

The Company has elected to exclude amortization expense related to acquired intangible assets from these non-GAAP financial measures to provide a more meaningful and consistent comparison of its operating results over time and with peer companies. While the Company has a history of acquisition activity, such transactions do not occur on a predictable cycle, and the size and nature of these transactions will vary. A full description of the Company's non-GAAP financial measures is detailed under the heading “Use of Non-GAAP Financial Measures” in Exhibit 99 in this Current Report on Form 8-K.

The Company's guidance for its fiscal year and first quarter 2026 for adjusted net income and adjusted EPS, calculated in accordance with the new methodology, is set forth below. This guidance reflects only the guidance issued on February 19, 2026, which is subject to change.

	Twelve Months Ended January 2, 2027		Three Months Ended March 28, 2026
	Low	High	Low	High
EPS Attributable to Kadant, as Reported	$10.27	$10.62	$1.69	$1.79
Adjustments, Net of Tax	0.13	0.13	0.09	0.09
Adjusted EPS*, as Previously Reported	$10.40	$10.75	$1.78	$1.88
Amortization of Acquired Intangible Assets, Net of Tax	2.13	2.13	0.53	0.53
Adjusted EPS*, as Currently Reported	$12.53	$12.88	$2.31	$2.41

Notes:
* Represents a non-GAAP financial measure.
All references to EPS are to EPS as calculated on a diluted basis.

In addition, the Company has prepared a financial schedule of adjusted operating income, adjusted net income, and adjusted EPS reconciled to the most directly comparable GAAP financial measure, for fiscal years 2025 and 2024 and each of the four quarters therein, and for fiscal years 2023, 2022, and 2021, as furnished in this Current Report on Form 8-K as Exhibit 99.

The information in Items 2.02 and 7.01 of this Form 8-K (including Exhibit 99) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

KADANT INC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished and not filed.

Exhibit
No.	Description of Exhibits

99	Reconciliation of Non-GAAP Adjusted Operating Income, Adjusted Net Income, and Adjusted Earnings per Share to GAAP Financial Measures

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

KADANT INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: February 23, 2026	By:	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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